BARRETT OPPORTUNITY FUND, INC.

(the “fund”)

Supplement Dated April 3, 2009

to the Prospectus and Statement of Additional Information

Dated December 15, 2008

Unless otherwise noted, the following information supersedes and replaces any contrary information in the fund’s Prospectus and Statement of Additional Information:

Transfer Agent

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Buying shares and Redeeming shares

To buy or redeem shares directly through the fund, Investors should write to the fund at the following address:

Barrett Opportunity Fund, Inc.

P.O. Box 55214

Boston, MA 02205-8504

For more information or to obtain shareholder reports or the Statement of Additional Information (without charge), please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern Time).

FD